EXHIBIT 10.7

                       MASTER CONSTRUCTION LOAN AGREEMENT


         THIS MASTER CONSTRUCTION LOAN AGREEMENT (this "Agreement") is entered into as of June 23, 2000, by and between the entities signing this Agreement, more specifically identified on Schedule 1 attached hereto and made a part hereof (individually, a "Co-Borrower" and collectively, "Borrower"), whose address is 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, and FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender"), whose address is 6302 Fairview Road, Suite 500, Charlotte, North Carolina 28210.

         WHEREAS, each Co-Borrower is or will be the owner of various parcels of real estate (collectively, "Parcels", and individually, a "Parcel"), located in various cities and states, as more particularly described in Schedule A attached hereto and as such Schedule A is amended, from time to time; and

         WHEREAS, Borrower desires to borrow up to $50,000,000.00 (the "Loan") from Lender to finance 85% of the costs of acquisition of the Parcels and construction of automobile dealerships and related improvements (the "Improvements") on such Parcels; and

         WHEREAS, each acquisition of a Parcel and the subsequent construction of an automobile dealership and related improvements thereon by a Co-Borrower shall be referred to as a "Construction Project", which shall be identified and more particularly described in one or more Supplements ("Supplement(s)") to be attached hereto; and

         WHEREAS, Lender desires to make the Loan to Borrower to fund 85% of the aggregate cost of each Construction Project described in one or more Supplements, subject the terms and conditions specified in this Agreement, the applicable Supplement and in the Loan Documents; and

         WHEREAS, upon completion of each Construction Project in a lien free manner and otherwise in compliance with this Agreement, the applicable Supplement(s), the other Loan Documents and all governmental requirements, but not later than the Construction Project Maturity Date (as defined herein), Borrower desires to convert the principal indebtedness incurred under this Loan in connection with each Construction Project to a permanent loan which will be amortized with monthly installments of principal and interest, all due and payable on the date ten years less one day from the date hereof (the "Permanent Loan"), and, provided there are no uncured events of default on the Construction Project Maturity Date, Lender desires to make the Permanent Loan to Borrower under the terms and conditions specified in the Permanent Loan Agreement dated as of even date herewith by and between Borrower and Lender; and

         WHEREAS, as a condition of the Loan, Lender requires that the Loan be guaranteed by Sonic Automotive, Inc., and cross defaulted and cross collateralized with the Permanent Loan; and

         NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants contained herein, Borrower and Lender hereby agree as follows:

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         1.       Definitions.  Any  terms  not  otherwise  specifically
defined herein shall have the meaning assigned to such terms in the Loan Documents. As used herein, the following terms shall have the following meanings:

                  (a) Advance. Any advance of the proceeds of the Loan by Lender to Borrower or on behalf of Borrower pursuant to this Agreement to fund a Construction Project, the aggregate amount of which, in respect of any Construction Project, may not exceed 85% of the Budget for such Construction Project and which will be identified on the Supplement evidencing such Construction Project.

                  (b) Advance Termination Date. The date 42 months from the date hereof.

                  (d) Architect. The Architect for each Construction Project as identified on the Supplement evidencing such Construction Project.

                  (e) Budget. As to each Construction Project, the Costs of Construction and the Costs of Acquisition of Land, approved by Lender, as identified on the Supplement evidencing such Construction Project, as may be amended by Change Orders in accordance with section 11(b) hereof.

                  (f) Budgeted Interest. As to each Construction Project, the portion of the Costs of Construction established for interest identified on the Supplement evidencing such Construction Project, but not to exceed the amount actually disbursed during the construction of the Improvements for such Construction Project, for the payment of interest accrued on the Loan.

                  (g) Closing Date. The date for the closing of the Loan which shall be mutually satisfactory to Borrower and Lender but in no event later than July 7, 2000.

                  (h) Completion Date. As to each Construction Project, the date of completion of the Improvements, as evidenced by the issuance of a certificate of occupancy by the appropriate local authorities permitting occupancy of the Improvements.

                  (i) Construction Project Maturity Date. As to each Construction Project, the date being the earlier of (i) fifteen (15) months less one day from the date of the first Disbursement of the Advance for a Construction Project, (ii) three (3) months after the Completion Date, or (iii) the Loan Maturity Date.

                  (j) Consulting Engineer. The Consulting Engineer for each Construction Project, as identified on the Supplement evidencing such Construction Project.

                  (k) Costs of Acquisition. As to each Construction Project, the acquisition cost of the Parcel(s), as identified in the Supplement evidencing such Construction Project, not to exceed the lesser of (i) the purchase price for such Parcel(s), as approved by Lender or (ii) the value of such Parcel(s) as determined by a recent M.A.I appraisal for such Parcel(s), dated within twelve
(12) months of the submission of such appraisal to Lender (the "M.A.I. Appraisal").

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                  (l) Costs of Construction. As to each Construction Project, certain costs incurred by Borrower to construct the Improvements on the applicable Parcel which will be funded by Lender in connection with the Loan, as follows: (i) labor and material for site preparation, demolition of existing structures, on-site improvements and required off-site improvements, (ii) any construction management fee paid to the Architect or General Contractor, (iii) architectural fees, engineering fees, surveys, fees of the Consulting Engineer and utility tap fees, (iv) the cost incurred by Borrower for soil tests of the Parcel, building permits, environmental testing and similar tests, and (v) Budgeted Interest. The following costs shall not be included in the Costs of
Construction: feasibility studies, brokerage fees, appraisal fees, title insurance premiums, and attorneys fees, zoning costs, developer fees, trade fixtures, lifts, paint booths, parts bins, and other automotive related fixtures and equipment.

                  (m) Deeds of Trust. Collectively, any one or each, of the Deeds of Trust and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) and the Mortgages and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing), executed in multiple counterparts dated as of even date herewith from any one or more Co-Borrower, as grantor, or mortgagor, as the case may be, to the trustees named therein, in trust for Lender, as beneficiary, or to Lender, as mortgagee, as the case may be, which will constitute a first priority lien on the Property, subject only to the Permitted Encumbrances in respect of such Property. The term "Deeds of Trust" shall also include deeds of trust and mortgages from any one or more Co-Borrower, as grantor or mortgagor, as the case may be, to the trustee named therein in trust for Lender, as beneficiary, or to Lender, as mortgagee, as the case may be, dated subsequent to the date hereof and hereafter granted in connection with the Loan.

                  (n) Disbursement. As to each Construction Project, any disbursement of the proceeds of an Advance for such Construction Project by Lender to the Co-Borrower owning such Construction Project or on behalf of such Co-Borrower to fund the Costs of Acquisition of Land and the Costs of Construction.

                  (o) General Contractor. The General Contractor for each Construction Project as identified on the Supplement evidencing such Construction Project.

                  (p) Guarantor. Sonic Automotive, Inc., a Delaware corporation, and its successors and assigns.

                  (q) Guaranty. The guaranty, or collectively the guaranties, of even date herewith executed by Guarantor guaranteeing the Obligations of Borrower under the Loan and the Loan Documents.

                  (r) Hazardous Materials. Any flammable explosives, radioactive materials, oil or petroleum or chemical liquids or solids, liquid or gaseous products or hazardous wastes, toxic substances and similar substances and materials, including all substances and materials defined as hazardous or toxic wastes, substances or materials under any applicable law.

                  (s) Liabilities: The principal of and interest on and all other amounts, payments, premiums, advances and other indebtedness of Borrower to Lender due under the Loan and the Permanent Loan and any and all of the covenants, promises and other obligations of Borrower to Lender under the Loan


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Documents, including any amendments, modifications, renewals and extensions of any of the Loan Documents.

                  (t) Loan Documents: This Agreement together with all Supplements, the Note, the Deeds of Trust, the Guaranty and any and all promissory notes, loan agreements, guaranties, assignments of Borrower's rights to materials and under certain agreements relating to the Property, and other instruments from Borrower to Lender evidencing the Loan or Permanent Loan and creating or securing the Liabilities, including any amendments, modifications, renewals, increases and extensions thereof. Any one of the foregoing documents may be referred to herein as a "Loan Document".

                  (u) Loan Maturity Date. The date five (5) years less one day from the date hereof.

                  (v) Material Adverse Effect. A material adverse effect upon
(i) the financial position or results or operation of any Co-Borrower or Guarantor, as applicable, (ii) the ability of any Co-Borrower or Guarantor to perform any of its obligations under the Loan Documents, or (iii) the value of any Property.

                  (w) Note. The Promissory Note, made by Borrower to the order of Lender, in the principal amount of $50,000,000.00, together with all extensions, renewals, modifications and amendments thereof, secured, in part, by the Deeds of Trust.

                  (x) Permitted Encumbrances. The encumbrances described in respect of any Parcel, with particularity, in Schedule B of the Deed of Trust in respect of such Parcel.

                  (y) Plans. As to each Construction Project, the plans and specifications prepared by the Architect, and acceptable to Lender, identified on the Supplement evidencing such Construction Project, as amended by change orders from time to time.

                  (z) Project Costs. A statement delivered by Borrower to Lender for each Construction Project which sets forth in detail Borrower's good faith estimates as to all costs involved in the Construction Project, including, without limitation, the acquisition of the Parcel and construction of the Improvements and all other expenses associated with the Property, including, without limitation, a trade-by-trade breakdown.

                  (aa) Property. As to each Construction Project, the Parcel and the Improvements to be built thereon.

                  (bb) Related Party. Related Party shall include: (i) any spouse or immediate family member of O. Bruton Smith or B. Scott Smith or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding the outstanding equity interest of which consist of O. Bruton Smith or B. Scott Smith and/or such other persons referred to in the immediately preceding clause (i).

                  (cc) Restrictions. As to each Construction Project, all conditions, restrictions, reservations (whether or not of record), statutes, regulations and ordinances affecting the Property, including, without limitation, all pollution control, environmental protection, zoning and land use regulations, building codes and all restrictions and requirements imposed by cities where the Property is located and all other governmental entities with


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respect to the Property, the construction of the Improvements and the contemplated use of the Property.

                  (dd)     Title Company.  Chicago Title Insurance Company

                  (ee) Title Policy. As to each Construction Project, the ALTA lender's policy of title insurance issued by the Title Company, without standard exceptions and with endorsements listed in paragraph 4(d) herein.

         2. The Loan. (a) Lender hereby agrees to make, and Borrower hereby agrees to accept, the Loan under the terms and conditions set forth in this Agreement and the Loan Documents. The proceeds of the Loan are to be used by Borrower to pay Costs of Construction and Costs of Acquisition and certain other expenses set forth in the Budget.

                  (b) The Loan shall be evidenced by the Note, and payment of the Loan will be secured by the Loan Documents. Reference is hereby made to the Note and the Loan Documents for particulars relating to the Loan, which provisions are incorporated herein by this reference.

                  (c) Notwithstanding the date(s) shown on any of the Loan Documents, Borrower's and Lender's obligations under the Loan Documents, except for Borrower's payment obligations for all Disbursements under any Advance for a Construction Project, including any initial Disbursements under Section 5(a) hereof and any Disbursements described in Section 8(c) hereof, will not become effective until the date ("Effective Date") the Title Company issues its Title Policy, in form and substance acceptable to Lender, insuring the lien of the Deed(s) of Trust on the Property for such Construction Project.

                  (d) All payments of principal and interest on the Loan shall be made without the right of set-off and without deduction of any present and future taxes, levies, duties, imposts, deductions, charges or withholdings imposed by any existing or future law, rule, regulation, treaty, directive or requirement whether or not having the force of law, which amounts shall be paid by Borrower. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by this Agreement and the Loan Documents. All stamp and documentary taxes shall be paid by Borrower. If, notwithstanding the foregoing, Lender pays such taxes, Borrower will reimburse Lender for the amount paid, as additional interest, within five (5) days of Lender's demand for payment. Borrower will furnish Lender official tax receipts or other evidence of payment of all such amounts.

         3. Representations and Warranties of Borrower. Each Co-Borrower hereby represents and warrants to Lender as follows, which representations will remain effective until payment in full of all amounts owing under the
Loan:

                  (a) Organization; Existence. Each Co-Borrower is duly organized and validly existing under the laws of the state as shown on Schedule 1 and authorized and in good standing in every state in which it conducts business. Guarantor is a corporation, duly organized and validly existing under the laws of the State of Delaware and is qualified and in good standing in every state in which it conducts its business.


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                  (b) Authority. Each Co-Borrower has the power and authority to execute and deliver this Agreement, the Loan Documents and all other documents and instruments required hereunder to be executed by such Co-Borrower and to comply with the terms hereof and thereof. All of such documents have been duly authorized, executed and delivered by each Co-Borrower and constitute the legal, valid and binding obligations of each Co-Borrower, enforceable in accordance with their respective terms.

                  (c) Guaranty. Guarantor has the power to execute and deliver the Guaranty, and the Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms.

                  (d) Restrictions. Each Co-Borrower is familiar with the "Restrictions" in respect of the Property owned by it, and has obtained, or will be able to obtain, all permits, approvals, consents and other authorizations necessary under the Restrictions for such construction and use in respect of the Property owned by it. As of the date hereof, there is no violation or asserted violation of any Restrictions concerning the Property or the existing or contemplated use thereof. No Co-Borrower is aware of any action or proceeding pending or threatened before any court or governmental agency with respect to the validity of any such Restrictions or any such authorizations or permits in respect of the Property owned by it.

                  (e) Construction. As to each Construction Project, construction of the Improvements shall be in accordance with the Plans, and the construction of the Improvements pursuant to the Plans will comply with the Restrictions.

                  (f) Approval of Plans. The Plans, to the extent required by the Restrictions, shall have been approved by all applicable governmental authorities and private parties. The Plans, and all subsequent changes, shall be approved by, and as evidence thereof, initialed by Lender, Consulting Engineer, Borrower and Architect. All construction of the Improvements heretofore performed under any Construction Project, if any, has been performed within the perimeter of the Land in accordance with the Plans and Restrictions and there are no structural defects therein.

                  (g) Project Costs. Borrower has delivered to Lender the Project Costs for each Construction Project which sets forth in detail Borrower's good faith estimates as to all costs involved in the acquisition of the Land and construction of the Improvements and all other expenses associated with the Property, including, without limitation, a trade-by-trade breakdown.

                  (h) Financial Statements. All financial statements delivered to Lender concerning Borrower and Guarantor fairly and accurately present their consolidated financial condition as of the date thereof or the period to which they relate, as the case may be, and have been prepared in accordance with generally accepted accounting principles, and there are no contingent liabilities not disclosed thereby which would materially adversely affect the consolidated financial condition of Borrower or Guarantor. Since the close of the period covered by the latest financial statement delivered to Lender with respect to Borrower and Guarantor, there have been no material adverse changes in any of their assets, liabilities or financial condition. No event has occurred, including, without limitation, any litigation or administrative proceedings, and no condition exists or, to the knowledge of Borrower, is threatened, which (i) might render Borrower unable to perform its obligations hereunder or under the Loan Documents or any other document contemplated herein


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or therein, or might adversely affect Borrower's ability to perform the contemplated construction of the Improvements for any Construction Project by the Completion Date, as defined herein, and in accordance with the Budget for such Construction Project, (ii) constitutes or, after notice or lapse of time or both, would constitute an Event of Default, or (iii) might materially adversely affect the validity or priority of the liens of the Deeds of Trust or the financial condition of Borrower or Guarantor.

                  (i) Contracts. Any contracts entered into by any Co-Borrower with respect to any Construction Project, including, without limitation, any agreements between any Co-Borrower and the General Contractor for such Construction Project (the "Construction Contract"), and any agreements between any Co-Borrower and the Architect for such Construction Project (the "Architect's Contract"), have been duly authorized, executed and delivered by such Co-Borrower and are in full force and effect with no defaults by such Co-Borrower thereunder and to such Co-Borrower's knowledge, there are no defaults by the General Contractor or Architect, as the case may be. Copies of all of such contracts have been delivered to Lender.

                  (j) No Violation. No Co-Borrower is in violation of any agreement or instrument to which it is a party or to which any of its property is subject or of any statute, rule, regulation, judgment, decree, order, franchise or permit applicable to such Co-Borrower. Neither the entry into nor the performance of this Agreement, the Loan Documents or any other instrument executed by any Co-Borrower pursuant hereto or thereto will result in any violation of, or be in conflict with, or result in the creation of, or any mortgage, deed of trust, lien or encumbrance (other than those contemplated in this Agreement) upon any of the properties or assets of such Co-Borrower pursuant to, or constitute a default under, any mortgage, deed of trust, indenture, contract, agreement, or instrument to which such Co-Borrower is a party or to which any of its property is subject or constitute a violation of any permit, judgment, decree, order, statute, rule or regulation applicable to such Co-Borrower, or of the articles of incorporation and by laws, or articles of organization and operation agreement, or partnership certificate and partnership agreement, or other applicable organizational documents, as the case may be, of such Co-Borrower.

                  (k) Utilities. All utility services necessary for the construction and operation of the Improvements on any Construction Project are either available within or at the boundaries of the Land or all necessary steps have been or will be taken by Borrower to assure the complete construction thereof, including, without limitation, all electrical and telephone facilities, water supply, gas, and storm and sanitary sewer facilities.

                  (l) Condemnation. No taking of the Property or any part thereof through eminent domain, conveyance in lieu thereof, condemnation or similar proceeding is pending or, to the knowledge of Borrower, threatened by any governmental agency.

                  (m) Actions. There is no action, proceeding or investigation pending or, to Borrower's knowledge, threatened (or any basis therefor) which questions, directly or indirectly, the validity of this Agreement, the Loan Documents or any other document pertaining to the Loan or any action taken or to be taken pursuant hereto or thereto, or which has a Material Adverse Effect on Borrower, Guarantor, the Property or the Improvements, or which could result in forfeiture of the Property or the Improvements.

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

                  (n) Roads. All roads necessary for the full utilization of the Improvements for their intended purpose have been or will be completed for each Construction Project.

                  (o) Legality. Borrower is engaged in no illegal activities and the intended use of the proceeds of the Loan is for legally permitted uses.

                  (p) Brokers. Borrower has not dealt with any person, firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the Loan. Borrower hereby agrees to indemnify and defend Lender and hold Lender harmless against any and all loss, liability, cost or expense, including reasonable attorneys' fees, which Lender may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

                  (q) Statements. Neither this Agreement, the Loan Documents nor any document, certificate or statement furnished to Lender in connection with the Loan, Borrower, Guarantor or the Property, whether or not referred to herein, contains any material misrepresentation or omits to state a material fact in respect of the transactions contemplated hereby.

                  (r) No Commencement of Work. Except as specifically disclosed to Lender in writing, with respect to each Construction Project, prior to the recordation of the Deed of Trust for such Construction Project, no work of any kind (including the destruction or removal of any existing improvements, site work, clearing, draining or fencing) shall have commenced or shall have been performed on the Property, no equipment or materials of any kind shall have been delivered to or upon the Property for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials or services for the construction of the Improvements shall have been recorded in the mechanics' lien or other appropriate records of the county and state where the Property is located unless bonded or insured to the satisfaction of Lender.

                  (s) Hazardous Materials. Except as disclosed in any environmental audit report delivered to and approved by Lender, to Borrower's knowledge, no release (a "Release") of any Hazardous Materials has occurred on any Parcel, and Borrower has not received any notice from any governmental agency or from any tenant under a lease or from any other party with respect to any such Release. Except as disclosed in any environmental audit report delivered to and approved by Lender, the Property complies with any law, rule, regulation or order relating to industrial hygiene or environmental conditions, including soil and ground water conditions, and any law, rule, regulation or order relating to the use, generation, and storage of any Hazardous Materials on, under or about the Property. No Hazardous Materials are manufactured or disposed on the Property.

                  (t) Existing Leases and Contracts. There are no leases or subleases affecting the Property. There are no contracts or agreements affecting the use, operation or maintenance of the Property other than those expressly referred to in this Agreement or in Schedule B attached hereto.

                  (u) Non-Foreign Entity; Tax Identification Number. Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that a transferee of a real property interest in the United States must withhold


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tax if the transferor is a foreign person. To inform Lender that the withholding of tax will not be required in the event of a disposition of the Property pursuant to the terms of this Agreement and the, Borrower hereby certifies that it is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the Code and the regulations promulgated thereunder) and that its principal place of business is at the address set forth for notices to Borrower in the. The tax identification number of each Co-Borrower is set forth on Schedule 1. It is agreed that Lender may disclose the contents of this certification to the Internal Revenue Service.

         4. Conditions Precedent to Advances under the Loan. Lender's obligation to make any Advance of any portion of the Loan to any Co-Borrower to fund a Construction Project is conditioned upon each of the following conditions being satisfied prior to the Effective Date of each Construction Project:

                  (a) Application. Borrower provides Lender with written notice of Borrower's request for an Advance, in form and substance approved by Lender and attached as Schedule C hereto and made a part hereof.

                  (b) Outstanding Principal Balance. The outstanding principal balance of the Loan, including the requested Advance, does not exceed $50,000,000.00 and the outstanding principal balance of the Permanent Loan plus the outstanding principal balance of the Loan, including the requested Advance, does not exceed $100,000,000.00.

                  (c) Advance Termination. The Advance requested is made on or before the Advance Termination Date.

                  (d) Advance Limitation. The aggregate amount of each Advance in respect of a Construction Project shall not exceed 85% of the Budget for such Construction Project, which will include the Costs of Construction and Costs of Acquisition, as approved by Lender. Notwithstanding the foregoing, Lender may adjust the M.A.I. Appraisal for a Construction Project in its sole and absolute discretion to establish an adjusted appraised value for a Parcel(s) (the "Adjusted Appraised Value"). The Adjusted Appraised Value of a Parcel(s) may be used by Lender to calculate the loan to value ratio for the requested Advance, which Lender may, in its sole and absolute discretion, consider during the approval process for such Advance.

                  (e) Loan Documents. Each Co-Borrower shall have executed and delivered to Lender this Agreement, the Note, and the respective Co-Borrower shall have executed and delivered the Deed of Trust in respect of the Parcel(s) which are the subject of the Advance, the Supplement(s), a financing statement or statements in form and substance satisfactory to Lender, an Agreement among Consulting Engineer, such Co-Borrower and Lender, and all other Loan Documents required by Lender. Guarantor shall have executed and delivered to Lender the Guaranty and the Security Agreement in form and substance satisfactory to Lender.

                  (f) Environmental Audit Report. Prior to any Advance in respect of a Construction Project, the Co-Borrower shall have delivered to Lender and Lender shall have approved a written report prepared by a consultant or other person acceptable to Lender relating to the presence of Hazardous Materials in, on or around such Property, and confirming that all Hazardous


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Materials described in such report have been mitigated in accordance with the requirements of any applicable government agency.

                  (g) Entity Documents. Borrower shall have delivered to Lender and Lender shall have approved:

                           (i) Articles of Incorporation/Organization;
By-Laws/Operating Agreement. With respect to the first Advance hereunder, copies of each Co-Borrower's and Guarantor's articles of incorporation, articles of organization, partnership certificate or such similar documents, as the case may be, together with all amendments thereto, certified as of a recent date by the applicable Secretary of State (or equivalent authority) and certified copies of each Co-Borrower's and Guarantors by-laws, operating agreement, partnership agreement or such similar document, as the case may be, together with all amendments thereto. With respect to any additional Advance in respect of a Construction Project and Property owned by a Co-Borrower, a bring-down certificate from the Co-Borrower owning such Property certifying (a) that there have been no changes or amendments to such Co-Borrower's articles of incorporation, articles of organization, partnership certificate or such similar documents, as the case may be, and (b) that there have been no changes or amendments to such Co-Borrower's by-laws, operating agreement, partnership agreement or such similar documents, as the case may be.

                           (ii) Authority. Copies of all necessary actions taken
by Borrower and Guarantor to authorize the execution, delivery and performance by Borrower of this Agreement, the Note, the and all other Loan Documents and by Guarantor of the Guaranty.

                           (iii) Certificate of Good Standing. With respect to
the first Advance hereunder, a Certificate of Good Standing on Guarantor issued by the Secretary of State of Delaware and the Secretary of State of North Carolina, and a Certificate of Good Standing on each Co-Borrower, issued by the Secretary of State for the state in which each such Co-Borrower was formed and for each state where the Property it owns is located. With respect to any additional Advance in respect of a Construction Project and Property owned by a Co-Borrower, a Certificate of Good Standing on the Co-Borrower owning such Property issued by the Secretary of State for the state in which such Co-Borrower was formed and for the state where the subject Property it owns is located.

                  (h) Recordation and Title Policy. Lender shall have received the title policy or title policies, insuring the lien of the Deed of Trust in the amount of the Loan or such other amount as Lender may require, without standard exceptions, and with the Endorsements (defined herein) (collectively, the "Title Policy") or a "Marked Commitment" in form and substance acceptable to Lender, issued by the Title Company which must have a liability in the amount of the Loan, if available, insuring, as of the effective date of such Title Policy, that fee title to the Land is vested in Borrower, and that the lien of the Deed of Trust are a valid first priority lien on the Property, subject only to the Permitted Encumbrances, and subject to an Aggregation Agreement ("Aggregation Agreement"), if available, between Lender and Title Company, in form and substance satisfactory to Lender, and containing the following Endorsements to the extent available in the applicable jurisdiction:

                           (A)      Comprehensive Endorsement;


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

                           (B) Endorsements for Interim Certification, or
equivalent additional advance or date down endorsements;

                           (C) ALTA (or equivalent) Form 3.0 Zoning Endorsement;

                           (D) Truth in Lending and Usury Endorsements;

                           (E) Tie-in Endorsements;

                           (F) Revolving Credit Endorsement;

                           (G) Future Advance Endorsement;

                           (H) Last Dollar Endorsement;

                           (I) Aggregation Endorsement;

                           (J) Tax Parcel Endorsement; and

                           (K) Such additional endorsements as may be reasonably
required by Lender based upon its review of the Title Policy and Survey.

                  (i) UCC Filings. Lender shall have received and approved a search of the records of the applicable filing office, showing all financing statements and fixture filings.

                  (j) Compliance With Loan Documents. All of the representations and warranties of Borrower in Section 3 hereof shall be true and correct, and Borrower shall be in compliance with all applicable covenants set forth in
Section 6 hereof, and Lender shall have received such documents and opinions as it may reasonably request regarding the substance thereof. All documents and materials required by Lender shall be satisfactory in form and substance to Lender.

                  (k) Insurance. Borrower shall have delivered to Lender, and Lender shall have approved, insurance binders, policies or certificates evidencing the obtaining and premium payment of all policies of insurance required by the Deeds of Trust, and as follows:

                           (i) During the term of the Loan, the Improvements
shall be insured against physical damage under policies issued by companies satisfactory to Lender containing endorsements naming Lender as mortgagee and additional insured under a standard mortgagee clause acceptable to Lender and insuring the replacement cost of the Improvements. Such policies shall be in amounts not less than full replacement cost of the Improvements, full replacement cost being the cost of replacing the Improvements exclusive of the cost of excavation, foundations and footings below the lowest basement floor, less physical depreciation of the Improvements, and subject to a maximum deductible of $5,000 per occurrence.

                           (ii) Borrower shall obtain liability coverage
satisfactory to Lender, including public liability coverage for each Construction Project in minimum amounts of $3,000,000.00.

                           (iii) If the Property is located in a flood-prone
area as designated by HUD, Borrower shall obtain and maintain flood insurance in an amount equal to the lesser of the principal amount of the Loan or the maximum limit of coverage available for the Property under the National Flood Insurance Program.

                           (iv) Each Co-Borrower shall obtain and maintain or
cause to be obtained and maintained by the General Contractor Builder's Risk insurance, with extended coverage, during construction of the Improvements for each Construction Project naming Lender as loss payee under a standard mortgage clause acceptable to Lender, without contribution, insuring the Improvements against all casualties on a progressively insured basis for not less than 100% of the replacement costs of the Improvements. Each Co-Borrower shall require the General Contractor to maintain adequate contractor's liability insurance and worker's compensation insurance in the amounts required by law. Such endorsements shall include provisions for breach of warranty, and shall provide that Lender will be given 30 days' written notice prior to any cancellation or modification thereof.

                  (l) Financial Condition. There shall have occurred no material adverse change in the physical condition of any Property or the financial condition of Borrower or Guarantor. Lender shall have given final approval of the financial condition of Borrower and Guarantor.

                  (m) Building Permits. Lender and Consulting Engineer shall have received evidence of the issuance of a valid building permit for the construction of the Improvements on the respective Construction Project from the appropriate local and state authorities.

                  (n) Construction Information. Borrower shall have delivered to Lender, and Consulting Engineer, and they shall have approved in respect of the applicable Construction Project:

                           (i) Plans. Complete, certified copies of the Plans
relating to the construction of the Improvements with evidence of appropriate governmental and private parties' approvals shown thereon.

                           (ii) Project Review. Initial Project Review by
Consulting Engineer in form and substance acceptable to Lender within thirty
(30) days of receipt of the Plans by Lender, covering sufficiency of Plans and specifications, compliance with applicable building codes, compliance with soils investigation, availability of utilities, and sufficiency of the Budget.

                           (iii) Budget. The certified Budget and all other cost
and cash flow estimates relating to construction and operation of the Improvements, and all work in place, if any.

                           (iv) Construction Schedule. A certified preliminary
construction schedule showing a trade-by-trade breakdown of the estimated periods of commencement and completion of the Improvements (as to each Construction Project, the "Construction Schedule").

                           (v) Architect's Contract. A copy of the Architect's
Contract and a Collateral Assignment of Architect's Contract and Plans and Specifications and Power of Attorney on Lender's approved form, executed by Borrower and the Architect.

                           (vi) Construction Contract. A copy of the
Construction Contract, and a Collateral Assignment of Construction Contract and Power of Attorney on Lender's approved form, executed by Borrower and the General Contractor.

                           (vii) Engineer's Contract(s). A copy of all
agreements, if any, with the civil, geotechnical, mechanical and structural engineers for the Improvements, and all information requested by Lender regarding the engineers, and, as requested by Lender, a Collateral Assignment of Engineer's Contract and Power of Attorney on Lender's approved form, executed by Borrower and its civil, geotechnical, mechanical and structural engineers.

                           (viii) Subcontract Form. If requested by Lender, a
copy of the standard subcontract to be used by the General Contractor containing an assignment clause satisfactory to Lender or a Collateral Assignment of Subcontract and Power of Attorney in form and substance satisfactory to Lender from subcontractors acceptable to Lender.

                           (ix) Permits. A certificate from Borrower listing all
leases, licenses, franchises, permits and agreements required for the construction, operation, use or occupancy of the Property (as to each Construction Project, the "Permits") and to which copies of grading, excavation, shoring, foundation, building and other construction related permits which have been issued to date are attached.

                           (x) Subcontractor List. A list of all subcontractors
and materialmen scheduled to perform work or deliver materials, provided that the aggregate cost for all work or materials to be provided by any such subcontractor or materialman exceeds $50,000.00 with respect to such Construction Project, in connection with construction of the Improvements, together with a copy of all preliminary lien notices already filed by any such subcontractors and materialmen.

                           (xi) Survey and Site Plan. An ALTA/ACSM (or
equivalent) survey of the Property, prepared by a licensed surveyor or civil engineer satisfactory to Lender and the Title Company in accordance with requirements forth in the then-applicable ALTA/ACSM minimum Standard Requirements, including Items 1-4, 6-11 and 13-16 of Table A, and including, but not limited to, whether the Property is located in an area identified as a flood plain areas as defined by the U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, satisfactory to Lender and to Title Company, and a site plan showing the proposed location of the Improvements to be constructed in accordance with the Plans and certified by the Architect to be true and correct based upon the Plans as approved by Lender.

                           (xii) Utilities. Evidence that all utility services
required for the Property are or will be available to the Property and are or will be in adequate supply at the boundaries of the Land.

                           (xiii) Evidence of Compliance. Evidence of compliance
with the Restrictions, including, without limitation, evidence that (1) the Land is a legal and separate lot under any applicable subdivision acts and for tax assessment purposes, and (2) Borrower has complied with all building and zoning Restrictions.

                           (ivx) Soil Investigation. A copy of the soil
investigation report of the Property.

                           (xv) Other. Any other information or material
relating to the Property as reasonably requested by Lender.

                  (o) Borrower's Investment. Evidence of Borrower's investment of 15% of the Budget.

                  (p) Appraisal. Lender shall have received an MAI appraisal(s) of the Parcel(s) dated within twelve (12) months of the submission of such appraisal(s) to Lender.

                  (q) Environmental Impact Report. If requested, Borrower shall have delivered to Lender, and Lender shall have approved, a copy of any environmental impact report or negative declaration prepared in connection with the construction of the Improvements, together with such documents evidencing the findings of the applicable governmental agency and any other official actions taken in connection therewith as Lender shall reasonably request.

                  (r) No Material Adverse Change. There shall have occurred no material adverse change in the physical condition of the Property or the financial condition of Borrower or Guarantor since the last Advance approved hereunder, and no event shall have occurred which will give Lender reasonable cause to believe that the Borrower and Guarantor cannot carry out the terms of this Agreement and the Loan Documents.

                  (s) Legal Advance. The making of the Advance shall be legally permissible under the laws and regulations to which Lender is subject.

                  (t) Expenses. Borrower pays all of Lender's reasonable expenses related to such Advance including, but not limited to appraisal fees, escrow fees, recording fees and taxes, environmental reports, legal fees and expenses and title insurance premiums.

                  (u) Default. No Event of Default shall have occurred, which has not been waived by Lender, or no event or happening shall have occurred which, with the giving of notice and/or passage of time, would constitute an Event of Default and which has not been waived by Lender.

                  (v) Business Plan. Guarantor shall submit a dealership business plan for the proposed dealership facility reasonably acceptable to Lender.

                  (w) Site Visit. Lender has completed a site visit of the Parcel(s) and approved such Parcel(s) within thirty (30) days from the date Borrower has requested an Advance in respect of such Parcel(s).

                  (x) Conditions Solely for the Benefit of Lender. All conditions of Lender's obligation to make any Advances are solely for the benefit of Lender, its successors and assigns. No other person shall have standing to require satisfaction of any condition, and no other person shall be deemed a beneficiary of any condition or have any right to rely on any determination made by Lender, any and all of which may be freely waived in whole or in party by Lender in Lender's sole discretion.

                  (y) Other. Receipt and approval by Lender of any other information or material relating to the Construction Project and/or Property as reasonably requested by Lender.

                  (z) Final Approval. Borrower's request for an Advance to fund a Construction Project shall have been approved by the appropriate approval authority as established by Lender (the "Approval Authority"). Borrower acknowledges and agrees that, notwithstanding the satisfaction of each of the above referenced conditions, each and every request for an Advance to fund a Construction Project under the Loan must be submitted to the Approval Authority as though Borrower were requesting a new loan, and approval of such Advance for such Construction Project will be subject to the Approval Authority's criteria, as may be imposed on a case by case basis.

                  BORROWER ACKNOWELDGES AND AGREES THAT BY VIRTUE OF THE FOREGOING CONDITIONS, BORROWER MAY NEVER RECEIVE ADVANCES UNDER THE LOAN EQUAL TO THE $50,000,000.00 MAXIMUM LOAN AMOUNT.

         5. Disbursements. Upon compliance by Borrower with all of the terms and conditions of this Agreement, and so long as no Event of Default, or event which with notice or lapse of time or both, would become an Event of Default, shall have occurred, Lender will make Disbursements of an Advance for a Construction Project from time to time as follows:

                  (a) Initial Disbursements. Lender shall make initial Disbursements for a Construction Project prior to the commencement of the construction of the Improvements only for fees for permits required to construct the Improvements, Costs of Acquisition of Land and other similar costs reasonably approved by Lender. Such initial Disbursements shall be made upon satisfaction of the conditions in respect of such Construction Project set forth in Section 4 and Section 6(k) through (p) hereof.

                  (b) Interim Construction Disbursements. Lender shall make Disbursements of an Advance for a Construction Project to fund the construction of the Improvements upon satisfaction of the conditions set forth in Section 4 and Section 6 hereof.

                  (c) Disbursements for Loan Interest. Unless paid by Borrower from other funds, Lender may disburse to itself to pay interest monthly as it accrues on the Note, the amount allocated for Loan interest in the Budget for each Construction Project approved by Lender as being available only for payment of that interest. Disbursements will be made on behalf of Borrower to Lender on the payment dates when interest is due and owing in accordance with the terms of the Note and will be made by a bookkeeping entry on Lender's records reflecting, as an additional disbursement on an Advance for a Construction Project, an amount equal to the accrued interest due on the relevant payment date. If Borrower shall pay the interest with other funds, Lender will, at Borrower's request, reimburse Borrower to the extent of the payment, but only to the extent available from funds allocated for Loan interest in the Budget.

                  (d) Final Disbursement of Holdback. Lender shall make a final Disbursement of the Holdback for a Construction Project, as defined in Section 7 hereof, upon completion of construction of the Improvements and upon satisfaction of the conditions set forth in Section 4, Section 6 and Section 9 hereof.

         6. Conditions for Each Disbursement. Prior to each and every Disbursement of an Advance for a Construction Project hereunder, other than the Initial Disbursement pursuant to Section 5(a), the following conditions shall have been satisfied as to each Construction Project:

                  (a) Application. Co-Borrower shall have given Lender, with a copy to Consulting Engineer, at least ten (10) business days prior written notice specifying the amount and date of the Disbursement applied for substantially in the form of an Application and Certificate for Payment (AIA Document G702) (the "Application"). The Application shall be completed, certified to be accurate by Co-Borrower and the General Contractor, and certified by the Architect as follows:

                           (i) sufficient work has been completed to warrant the
draw being requested,

                           (ii) the work done is in accordance with the Plans
and is being accomplished in a satisfactory manner,

                           (iii) the amounts indicated as being required to
complete the Improvements are accurate,

                           (iv) the remaining undisbursed construction funds are
adequate to complete construction of the Improvements, and

                           (v) the General Contractor (or subcontractor) is
entitled to the amount requested.

         The Application shall specifically identify the nature of each expense by reference to items in the Budget and, except as provided in Section 7(c) hereof, no Application will be approved unless the expenses are consistent with the Budget.

                  (b) Invoices. In addition to the copy of the Application referred to above, Co-Borrower shall have given Lender and Consulting Engineer copies of invoices for work actually performed or materials delivered and any further information or certificates required hereunder and such other information or certificates required hereunder and such other information as Lender or Consulting Engineer may from time to time require.

                  (c) Approval of Application. Lender shall have reviewed and approved the Application and accompanying invoices and documents and Consulting Engineer shall have sent a written report to Lender confirming its approval, indicating, without limitation, (i) that the requisition for funds represents the amount due for work actually completed and materials actually incorporated into the Property (less the Holdback, as defined herein), and (ii) that the work to be completed does not exceed the amount of the undisbursed portion of the Loan.

                  (d) Inspection. Lender or Consulting Engineer shall have reviewed and approved the Plans and all Restrictions applicable to the Property, and shall have inspected the Improvements and reviewed the expenses incurred and determined that the work has been performed in a good and workmanlike manner in accordance with the Plans, that construction is progressing within the Construction Schedule, and that the expenses are reasonable and in accordance with the Budget.

                  (e) No Damage. No part of the Improvements shall have been materially injured or damaged by fire or other casualty unless Lender shall have received insurance proceeds sufficient in its judgment to effect the satisfactory restoration thereof and to permit completion prior to the applicable Construction Project Maturity Date.

                  (f) Lien Waivers. Lender shall have received appropriate unconditional or conditional (conditioned solely on payment) waivers of mechanics' and materialmen's lien rights (in form satisfactory to Lender and Title Company) executed by all contractors and other persons rendering services or delivering materials covered by the requests made in the Application, and for sub-contractors for which a previous disbursement has been made including, but not limited to, those parties who have filed a notice of furnishing or similar notice. If requested by Lender, Lender shall have received unconditional waivers for such services and materials for which a previous Disbursement has been made.

                  (g) Title Endorsement. If requested by Lender, Lender shall have received an endorsement to the Title Policy issued as of the date such Disbursement is made, extending coverage to the date of the Disbursement and increasing the Title Policy by the amount of the Disbursement.

                  (h) Bonds. If requested by Lender, Lender shall have received satisfactory evidence of bonding with respect to the obligations of the General Contractor and any subcontractors, and Lender shall have received a performance bond and a labor and material payment bond, both naming Lender as co-obligee, in a penal sum equal to the amount of the Construction Contract and/or subcontract and containing such other provisions as may be required by Lender. All bonds required hereby shall be issued by a surety company duly licensed and authorized to do business in the applicable state and otherwise acceptable to Lender. Lender shall have received evidence satisfactory to it that such bonds with respect to the Construction Contract and/or subcontract have been properly recorded in appropriate recording office. The bonding requirements set forth herein shall in no way affect or alter any of the other liabilities and responsibilities of Borrower, including, without limitation, the duty to provide a lien-free project.

                  (i) Compliance. Lender and Consulting Engineer shall have received evidence satisfactory to them of compliance with all Restrictions and evidence that the Improvements are being constructed in compliance with the Restrictions.

                  (j) Additional Invoices. Lender and Consulting Engineer shall have approved invoices which have been paid by Borrower which cover costs set forth in the Budget but which have not been included in the costs described in
Section 6(b) above.

                  (k) No Material Adverse Change. There shall have occurred no material adverse change in the physical condition of the Property or the financial condition of Borrower, Guarantor or the General Contractor since the last Disbursement made in respect of such Construction Project, and no event shall have occurred which will give Lender reasonable cause to believe that the construction of the Improvements cannot be completed by the Construction Project Maturity Date, in accordance with the Plans and the terms of this Agreement and the Loan Documents.

                  (l) Compliance With Loan Documents. The representations and warranties of each Co-Borrower set forth in Section 3 hereof shall be true and correct in all respects, each Co-Borrower shall be in compliance with all applicable conditions set forth in Sections 4 and 5 hereof and all applicable covenants set forth in Section 6 hereof and, if requested by Lender, Borrower shall have delivered a certificate to such effect together with any corroborating materials as Lender shall reasonably request. No Event of Default, or event which with notice or lapse of time or both, would become an Event of Default, shall have occurred.

                  (m) Loan In Balance. After giving effect to such Disbursement, all fees and expenses then owing to Lender hereunder shall be paid, all interest accrued and then owing to Lender hereunder shall be paid, and the Budget for the Construction Project is otherwise "In Balance". The Construction Project is In Balance if the unfunded portion of the Advance approved for the Construction Project is greater or equal to the amount required to complete the construction of the Improvements for such Construction Project.

                  (n) No Liens or Stop Notices. No liens other than those previously approved by Lender shall have been filed against any portion of the Property and Lender shall not have received or been served with a verified claim, stop notice, bonded stop notice, or notice to withhold, which has not been released, withdrawn or for which Borrower has not furnished the bond satisfactory to Lender to indemnify Lender from all loss, cost or expense with respect to such lien, stop notice, bonded stop notice, or notice to withhold.

                  (o) Legal Disbursement. The making of the Disbursement shall be legally permissible under the laws and regulations to which Lender is subject.

                  (p) Footing Survey. Subsequent to the placement of all footings for the Improvements, and as a condition precedent to the next Interim Disbursement, Borrower shall have delivered and Lender shall have approved, an updated Survey, showing the placement of the footings and reflecting that the installation of the foundation is within the boundary of the Parcel and does not encroach upon any easements affecting the Parcel or violate any ordinance or restriction requiring setbacks.

         7. Amount of Disbursement. (a) Holdback. As to each Construction Project, Lender shall advance to Borrower 90% of each amount requested to be advanced on account of hard construction costs of the Improvements and retain an amount (the "Holdback") equal to 10% of such costs. The Holdback shall be released to or for the account of Borrower upon satisfaction of the conditions set forth in Section 5 and Section 9 hereof in respect of the applicable Construction Project.

                  (b) Budget Restriction. Except as provided in Section 7(c) hereof, no Disbursements will be made under an Advance for a Construction Project to pay for any item, including interest, if the aggregate amount disbursed for such item exceeds the amount shown therefor on the Budget for such

Construction Project, as the Budget may be amended from time to time as provided herein.

                  (c) Budget Reallocation. If, in Lender's sole discretion, Borrower will not fully utilize the amount budgeted for any particular line item in the Budget for a Construction Project, the excess may be reallocated to another line item or line items as Lender may approve in its sole discretion. In Lender's sole discretion, Lender may, upon the occurrence of an Event of Default, in addition to all other rights and remedies of Lender, reallocate any funds then remaining under the Budget item for "Overhead Payments" or "Contingency" to any other Budget line item.

                  (d) Depletion of Budgeted Interest. As to each Construction Project, the exhaustion of the amount budgeted for interest costs shall not impair the obligation of Borrower to pay interest on the Loan.

                   (e) Undisbursed Funds Insufficient to Complete Improvements. If Lender shall, in its sole discretion, determine that the amount of undisbursed proceeds of the Loan allocated to a Construction Project as set forth in the Budget is less than the amount required to complete and pay for the construction of the Improvements and other items contemplated by the Budget for such Construction Project, including, without limitation, an amount of interest Lender estimates shall accrue on the Loan for the Construction Project prior to the applicable Construction Project Maturity Date, then, in addition to all other rights and remedies of Lender, Lender may decline to make further disbursements of the Loan for such Construction Project until Borrower, upon demand by Lender, and within five (5) days of such demand, shall deposit with Lender an amount equal to the total deficiency. Any funds deposited with Lender hereunder shall be applied to the outstanding balance of the Advance made for the applicable Construction Project in accordance with the terms of the Note and shall be made available to be re-advanced in respect of the Construction Project in accordance with the terms hereof.

                  (f) Conditions Solely for the Benefit of Lender. All conditions of Lender's obligation to make any Disbursements of any Advance for a Construction Project are solely for the benefit of Lender, its successors and assigns. No other person shall have standing to require satisfaction of any condition, and no other person shall be deemed a beneficiary of any condition or have any right to rely on any determination made by Lender, any and all of which may be freely waived in whole or in part by Lender in Lender's sole discretion.

                  (g) Stored Materials. As to each Construction Project, Lender shall have the right to specifically approve or disapprove, in its reasonable judgment, all Disbursements for Stored Materials. For the purposes this Section, "Stored Materials" shall mean materials purchased or to be purchased by Co-Borrower or the General Contractor at the date of a request for Disbursement but not yet installed or incorporated into the Property. Without limiting Lender's approval rights as set forth above in this Section, Lender will not approve Disbursements for Stored Materials until Co-Borrower supplies to Lender:

                           (i) evidence satisfactory to Lender that the Stored
Materials are or shall be included in the coverage of the insurance policies required under the Deed of Trust;

                           (ii) evidence satisfactory to Lender from the seller
or fabricator of the Stored Materials certifying that, upon payment, ownership thereof will vest in Co-Borrower free of any liens or claims of third parties; and

                           (iii) evidence satisfactory to Lender that the Stored
Materials are or shall be satisfactorily stored on the Property to protect against theft or damage, or if the Stored Materials are not stored or shall not be stored on the Property, evidence satisfactory to Lender that the Stored Materials are or shall be stored in a bonded warehouse or storage yard approved by Lender, and the warehouse or yard has been notified that Lender has a security interest in the subject Stored Materials, and Lender shall have or will have received from Co-Borrower the original warehouse receipt.

         With Lender's prior written approval, Stored Materials may be stored in the yard or warehouse of the seller or fabricator, subject to satisfaction of conditions (i) and (ii) in this Section, and provided further that Lender receives satisfactory evidence that the Stored Materials are protected against theft and damage, have been suitably identified as belonging to Co-Borrower for use in the Property and that such seller or fabricator has been notified of the security interest of Lender therein.

         8. Disbursement Methods. (a) Amount; Frequency. Except as to the Final Disbursement, Lender shall not be obligated to make Disbursements in amounts less than $50,000.00 nor more frequently than once per month as to each Construction Project.

                  (b) Borrower's Account. Except as otherwise provided in this Agreement, or as mutually agreed upon between Lender and Borrower, Disbursements shall be made by wire transfer or check payable jointly to Borrower and the General Contractor.

                  (c) Disbursements to Lender. Lender may, without further notice or authorization by Borrower, make Disbursements to pay, as and when due, loan fees, interest, Consulting Engineer fees, reasonable legal fees and out-of-pocket expenses of legal counsel retained by Lender and other sums from time to time due from Borrower to Lender pursuant to this Agreement for any Construction Project. Lender shall promptly notify Borrower of each such Disbursement, but Lender's failure to do so shall not invalidate such Disbursement, affect Borrower's obligation to Lender or give rise to any right, claim or defense on the part of Borrower.

                  (d) Direct Disbursements to Contractors and Others. As to each Construction Project, Borrower hereby appoints Lender its true and lawful attorney in fact to make Disbursements directly, or jointly with Borrower, in Lender's sole discretion, to the following:

                           (i) The General Contractor and/or subcontractor or
other party in payment of amounts due under construction contracts relating to the Improvements;

                           (ii) Any other creditor furnishing labor or materials
in connection with the construction of the Improvements;

                           (iii) Any other person having a claim upon, or who is
a creditor with respect to, the Improvements; and

                           (iv) The Title Company, or other escrow agent.

         This power of attorney is coupled with an interest and is irrevocable. No further authorization from Borrower is necessary to authorize Lender to make such Disbursements, and all such Disbursements shall satisfy Lender's obligations hereunder to the extent of such Disbursements, regardless of the disposition thereof by any of the contractors, subcontractors, materialmen or other parties.

         9.       Final  Disbursement  of  Holdback.  As  to  each  Construction
Project,   prior  to  the  final Disbursement of the Holdback hereunder, Lender shall have received each of the following:

                  (a) Notice of Completion. A Notice of Completion which shall have been recorded, confirmation that all applicable lien periods shall have expired and/or final unconditional lien waivers or releases have been received from all contractors and sub-contractors, and the Title Company shall have issued an endorsement to the Title Policy.

                  (b) Certificate of Occupancy. A Certificate of Occupancy for the Improvements, or its equivalent, shall have been issued by the applicable state and/or local authorities.

                  (c) Certificates of Completion. A Certificate shall have been delivered to Lender by the Architect and the General Contractor certifying that the Improvements have been completed in accordance with the Plans and with all applicable Restrictions. A certificate shall also have been delivered to Lender by Borrower and Consulting Engineer certifying that the Improvements have been completed in accordance with the Plans and all Restrictions.

                  (d) Lien Release/Waiver Unless Borrower is vigorously contesting an encumbrance, lien or charge and has provided Lender with a bond or title endorsement, each of which must be acceptable to Lender, a final unconditional lien waiver or release complying with the requirements of applicable laws, and/or other evidence of payment, acceptable to Lender and Title Company, shall have been issued by Borrower, General Contractor and all subcontractors and materialmen.

                  (e) Updated Survey and Title Policy. A final as-built survey of the Land (or an update of the survey delivered pursuant to Section 4 above) prepared by a surveyor satisfactory to Lender in conformance with the then-applicable ALTA/ACSM Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, including Items 1-4, 6-11 and 13-16 of Table A, certified to Lender and to the Title Company within 30 days prior to the final Disbursement by such surveyor, and satisfactory to Lender and to the Title Company reflecting the installation of the foundation and the location thereof and confirming that such foundation has been installed within the boundary lines of the Land and does not encroach upon any easements affecting the Land or violate any ordinance or restriction requiring setbacks, and Lender shall have received an unmodified comprehensive endorsement to the Title Policy.

                  (f) Affidavits. An Affidavit of General Contractor stating that all material and labor used in construction of the Improvements have been paid in full, that no mechanics' or materialmen's liens are to be filed, and containing a clause indemnifying Borrower against any loss if any claim or lien is filed. Also, an affidavit from Borrower stating that no additional work was contracted for which remains unpaid and containing a clause indemnifying Lender.

                  (g) Licenses and Permits. All other licenses and permits necessary to operate an automobile dealership, including, without limitation, evidence that Borrower or a related entity has obtained a franchise to operate an automobile dealership facility on the Property, and copies of all licenses and certificates issued by federal, state and/or local authorities, including, but not limited to, licenses and permits evidencing the inspection of, and certifying the compliance of, any underground storage tanks located on the Property, if any, with applicable federal, state and local laws.

                  (h) Costs. A certificate of Borrower specifically setting forth the nature and amount of all construction costs incurred in connection with the construction of the Improvements and such evidence (including invoices and affidavits) that such costs have been incurred as Lender may request.

         10.      Release Provisions.       Lender  will  release  the lien of
the Deed of Trust on any Property provided the following conditions are satisfied:

                  (a) Prior to such release, Borrower provides Lender 30 days advance written notice of its request to have a certain Property released;

                  (b) If applicable, at Lender's request, Borrower shall provide supplemental information that addresses what effect the requested release might have on the remaining Property, the operations thereon, or any uses thereof (including public utilities, public access roads and the automobile dealerships);

                  (c) If applicable, at the time of such release, Borrower shall deliver to lender an endorsement to the Title Policy insuring Lender's first lien granted under the Deed of Trust, in form and substance satisfactory to Lender, assuring that Lender's first lien remains in full force and effect as to all Properties remaining subject to such Deed of Trust, subject only to the permitted encumbrances, and is in no way adversely affected by such release, and remains in the full Loan amount;

                  (d) Prior to such release, Borrower shall provide evidence acceptable and satisfactory to Lender demonstrating that the requested release will not violate any local, state or other governmental plat act or other governmental regulatory restriction, or any covenant, condition, restriction, limitation, zoning or other requirement applicable to any other portion of the Property;

                  (e) No Event of Default on the part of Borrower or Guarantor shall have occurred and be continuing under the Loan;

                  (f) Borrower pays a release amount equal to the then outstanding balance of all Disbursements in respect of the applicable Construction Project, or the pro rata share of Disbursements if the Construction Project includes one or more Properties and all are not being released (the "Release Amount");

                  (g) Borrower will pay Lender's reasonable out of pocket expenses incurred in connection with any such partial release, including but not limited to, escrow fees, legal fees and expenses, appraisal fees, recording fees and endorsements to Lender's Title Policy.

         11. Covenants of Borrower and Guarantor. In addition to the covenants contained elsewhere in this Agreement and in the other Loan Documents, Borrower agrees as follows:

                  (a) Commencement and Completion of Construction. As to each Construction Project: (i) Borrower shall designate Lender as the "Construction Lender" on the application for any building permits for the construction of the Improvements in accordance with applicable laws and regulations; (ii) Construction of the Improvements will be performed in a good and workmanlike manner, with materials of high quality, and in accordance with the Plans, except for changes approved in writing (if required) by Lender in accordance with
Section 11(b) hereof; (iii) All such work shall be commenced promptly and prosecuted with due diligence and will be completed in accordance with the Plans and the Improvements ready for occupancy no later than the Construction Project Maturity Date; (iv) At the request of Lender, Borrower shall, at Borrower's sole cost and expense, correct any defect in the Improvements or any departure from the Plans not theretofore approved in writing by Lender and Consulting Engineer if required under Section 11(b); (v) During the course of construction, Borrower will comply with the Restrictions and all permits and approvals issued thereunder applicable to the Improvements; (vi) When completed, the Improvements will comply with all the Restrictions, all permits and approvals issued thereunder and all requirements of any appropriate board of fire underwriters;
(vii) Borrower shall require the Architect to make periodic inspections of construction of the Improvements; and (viii) Borrower hereby specifically relieves Lender of any and all liability or responsibility relating in any way whatsoever to the construction of the Improvements, including, but not limited to, the work thereon, the material or labor supplied in connection therewith, and any errors, inconsistencies or other defects in the Plans.

                  (b) Change Orders. As to each Construction Project: (1) no change will be made in the Plans as approved by Lender or in the work described in the Construction Contract without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed, if such change (i) would result in the expenditure or reduction of costs of more than $20,000.00, or (ii) together with all prior changes, would result in an aggregate expenditure or reduction of costs of more than $50,000.00, or (iii) would result in an extension of the time to complete construction under the Contract in excess of ninety (90) days or beyond the Construction Project Maturity Date, or (iv) would materially and adversely affect the Improvements or Lender's security for the Loan; (2) Borrower shall submit to Lender and Consulting Engineer copies of all change orders and construction change directives (whether or not subject to Lender's consent under this Section) together with (A) evidence satisfactory to Lender and Consulting Engineer that all required approvals of any governmental agencies have been obtained, and (B) confirmation of the amount of change in the Budget resulting therefrom; (3) Lender shall not consider approving any changes unless all other approvals that are required from other parties or pursuant to the Restrictions have been obtained; and (4) Lender and Consulting Engineer may approve or disapprove changes in their sole discretion, which approval shall not be unreasonably withheld or delayed.

                  (c) Reports. As to each Construction Project: (i) Borrower shall promptly furnish, or cause to be promptly furnished, to Lender copies of all reports prepared by or at the request of Borrower in connection with the construction of the Improvements; and (ii) Borrower shall also furnish such additional data and information relating to the affairs, assets and liabilities of Borrower or construction of the Improvements as Lender may from time to time reasonably request.

                  (d) Financial Statements. Borrower shall cause to be furnished to Lender:

                           (i) At Lender's request, within 45 days after the end
of each fiscal quarter, or at such other frequency as Lender may request from time to time, the consolidated balance sheet of Borrower and Guarantor, prepared as of the end of such fiscal quarter, and its statement of profit and loss for such fiscal quarter, in such detail as Lender may reasonably request from time to time, each certified by Guarantor (or by an employee or representative acceptable to Lender) as having been prepared in accordance with accounting principles consistent with those reflected in the audited consolidated financial statements of Borrower and Guarantor and as to the truth, accuracy and completeness of the information contained therein;

                           (ii) At Lender's request, within 120 days after the
end of each of Borrower's and Guarantor's fiscal years, or at such other frequency as Lender may request from time to time, a complete executed copy of a report of an examination of their consolidated financial statements made by independent, certified public accountants selected by Guarantor and acceptable to Lender, such report to include a consolidated balance sheet and a (consolidated) statement of profit and loss for such year in such detail as Lender may reasonably request from time to time and an unqualified opinion to the effect that such balance sheet and statement of profit and loss fairly present the consolidated financial condition of Borrower and the results of its operations in conformance with generally accepted accounting principles applied on a consistent basis, except as may be described in such opinion; and

                           (iii) Such other financial or other statements
respecting the condition, operation and affairs of Borrower, Guarantor and their property as Lender may from time to time reasonably request.

                  (e) Changes to Budget or Construction Schedule. Subject to Sections 7(c) and 11(b), as to each Construction Project: (1) if from time to time there is any change in (i) the nature and type of expenses and amount thereof as are presently estimated in the Budget, or (ii) the Construction Schedule, Borrower shall submit to Lender a revised Budget setting forth its good faith estimate of such expenses and the source of payment therefor or a revised Construction Schedule, as appropriate; and (2) such revised Budget or Construction Schedule must be approved by Lender, in its sole discretion, prior to the revised Budget or Construction Schedule replacing the then current Budget or Construction Schedule.

                  (f) Inspection; Books and Records. Borrower and Guarantor shall keep, at its principal place of business or at the Property, the records, books of accounting and all other documents, reports and papers relating to the construction and operation of the Improvements. Lender shall be entitled, at any reasonable time, to inspect the Property (including, without limitation, inspections to determine the existence of Hazardous Materials thereon and the compliance of the Property and its use with any law, rule or regulation relating to industrial hygiene or environmental conditions, including soil and ground water conditions and the compliance of the Borrower and the Property with the conditions and covenants set forth herein and the Loan Documents with respect to Hazardous Materials), all records relating to the Property, and the books and other financial records of Borrower and Borrower shall cooperate with Lender in enabling Lender to accomplish such inspection and permit Lender to make such copies as Lender may request. This authority is for Lender's protection only and Lender shall not be deemed to have assumed any responsibility to Borrower or any third party as a result of any such action.

                  (g) Compliance with Restrictions, Laws and Contracts. The Property shall be maintained in compliance with all applicable Restrictions. No Co-Borrower shall violate any law of any nature that could result in the forfeiture of all or any portion of its Property. Each Co-Borrower shall comply with the terms of its Construction Contract, the Architect's Contract and all other contracts entered into by such Co-Borrower relating to its Property and the construction of the Improvements (as to each Construction Project, collectively, "Contracts") for each Construction Project. Subject to Sections 7(c) and 11(b), no Co-Borrower will amend any of the Contracts without the prior written consent of Lender and will not terminate any of the Contracts or accept a surrender thereof or waive, excuse, condone or in any manner release or discharge any party to any of the Contracts from the obligations and agreements of such party to be performed thereunder without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

                  (h) Title Exceptions. No Co-Borrower impose any restrictive covenants, easements, rights of way or encumbrances upon its Property without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

                  (i) Injunction Defense and Notice. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful the construction of the Improvements or the occupancy, maintenance or operation of the Property or any portion thereof, Borrower will give prompt written notice thereof to Lender and will cause such proceedings to be vigorously contested in good faith and, in the event of any adverse ruling or decision, prosecute all allowable appeals.

                  (j) Publicity and Advertisement. Borrower shall permit Lender to publicize its involvement in the Property and will permit Lender to place and keep its sign indicating its involvement in the financing of the Property upon the Property at a location reasonably acceptable to Borrower and Lender. Borrower hereby consents to the taking of photographs and the publications thereof. Borrower will pay on demand all reasonable costs of such signage.

                  (k) Further Assurances. Borrower will, at the request of Lender, execute, deliver and furnish such documents or take such further action as Lender may deem necessary or desirable to evidence the Loan, perfect the security therefor, or otherwise carry out the terms of this Agreement and any of the other documents delivered to Lender in connection herewith.

                  (l) No Further Liens. All equipment, personal property, fixtures and other property subject to the lien of the security interest granted to Lender in the Deeds of Trust shall be fully paid for by Borrower and no security interest, lien or other encumbrance, other than that granted to Lender and the Permitted Encumbrances, shall exist thereon.

                  (m) Removal of Liens. If at any time an encumbrance, lien or charge is placed or claimed upon the Property, Borrower shall satisfy and remove or vigorously contest such encumbrance, lien or charge by bonding or by other method satisfactory to Lender or cause the Title Company to provide affirmative coverage over such liens, as Lender may reasonably require. In addition to all other rights and remedies of Lender referred to in this Agreement, if such encumbrance, lien or charge is not removed within thirty (30) days unless Borrower is vigorously contesting the same and has provided Lender a Bond, title endorsement or other security, each of which must be acceptable to Lender, Lender, at its sole discretion, may pay off the same and Borrower shall reimburse Lender within five (5) days of Lender's demand for payment.

                  (n) Notices Received. Borrower shall comply with and promptly furnish to Lender true and complete copies of any notices pertaining to the Property by any governmental authority of the United States, the states, cities, counties, or any other political subdivision in which the Property is located or which exercises jurisdiction over Borrower or the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain proceeding affecting the Property. Borrower shall promptly notify Lender of any action, proceeding or investigation of the nature described in
Section 3(m) above of which it acquires notice.

                  (o) Hazardous Materials. Borrower shall not cause or permit the violation of any law relating to industrial hygiene or environmental conditions in connection with the Property, including soil and ground water conditions; or use, generate, or store any Hazardous Materials on, under or about the Property, except in accordance with all applicable laws; or manufacture or dispose of any Hazardous Materials on, under or about the Property. As used in this section, the term "Property" shall include the groundwater in or under the Property. Borrower shall not install underground storage tanks on the Land. Borrower shall indemnify and hold Lender harmless from any loss, liability, cost, expense and/or claim (including without limitation the cost of any fines, remedial action, damage to the environment and cleanup and the fees of attorneys and other experts) arising from (i) the use, Release or disposal of any Hazardous Materials on, under or about the Property or the transport of any Hazardous Materials to or from the Property; and (ii) the violation of any law relating to industrial hygiene or environmental conditions in connection with the Property, including soil and ground water conditions; and (iii) the breach of any of the representations, warranties and covenants of Borrower with respect to Hazardous Materials set forth in this Agreement or any other Loan Documents.

                  (p) Restriction on Transfer. Except as expressly permitted pursuant to this Agreement, (A) O. Bruton Smith and B. Scott Smith, or a Related Party, shall continue to own, directly or indirectly, more than 50% of the combined voting power of the Guarantor's capital stock having the right to vote at an election of directors, and (B) no Co-Borrower shall, without Lender's prior written consent, suffer, permit or enter into (i) any lease of one year or longer, sale, transfer, assignment, agreement for deed, conveyance, hypothecation or encumbrance, whether voluntary or involuntary, of all or any part of its Property or any interest therein, or (ii) any sale, assignment, pledge, encumbrance or transfer to a third party of an aggregate of more than 20% of the ownership interests of Borrower, if such entity is a corporation, partnership, limited liability company or other form of ownership entity, or
(iii) the seizure of the Property or attachment of any lien on the Property, whether voluntary, or involuntary, which has not been removed or bonded off to Lender's satisfaction within 30 days of such attachment unless Borrower is contesting the same and has provided Lender a bond, title endorsement, or additional security, each of which must be acceptable to Lender, then and in such event Lender may by written notice to Borrower, accelerate and declare the principal balance of the Loan and interest accrued thereon immediately due and payable notwithstanding any provision to the contrary contained in any of the documents relating to the Loan. Borrower shall notify Lender promptly in writing of any transaction or event that may give rise to a right of acceleration hereunder. Any consent by Lender, or any waiver of an event of default under this Section 11(p), shall not constitute a consent to, or waiver of any right, remedy or power of Lender under any subsequent event of default hereunder.

                  (r) Insurance. Borrower shall pay all premiums on all insurance policies required from time to time under this Agreement, and thirty
(30) days prior to expiration of any such policies, Borrower shall furnish to Lender with premiums prepaid, additional and renewal policies (or binders to be followed by policies in due course) in form, and with companies, coverage, deductibles and amounts satisfactory to Lender. In the event of failure by Borrower to provide such insurance, Lender may place insurance and treat the amounts expended therefor as Disbursements of an Advance for the affected Construction Project.

                  (s) Notice of Breach. Borrower shall promptly give to Lender notice of the occurrence of any event which does or would with the passage of time or the giving of notice, or both, constitute a default under this Agreement, any of the other Loan Documents, or have any Material Adverse Effect on any security for the Loan or on any Co-Borrower's ability to perform its obligations hereunder.

         12. Consulting Engineer and Other Consultants. Lender, at Borrower's expense, may employ the services of Consulting Engineer on each Construction Project to act on its behalf during the construction of the Improvements. In addition to the involvement of Consulting Engineer in the construction of the Improvements, as elsewhere described in this Agreement, Consulting Engineer shall review and approve all final working drawings and specifications for the Improvements and any other materials relevant to the construction of the Improvements within thirty (30) days after receipt of such materials. Such review and approval is solely for the benefit of Lender and it shall not constitute an assumption of any responsibility or liability of whatsoever kind or character by Lender or Consulting Engineer to Borrower, which hereby acknowledges and agrees that it has no right to and is not relying upon such review and approval in deciding to enter into this Agreement nor in proceeding with construction of the Improvements or applying for Disbursements hereunder. Lender, at Borrower's expense, may hire such other third party consultants as it deems reasonably necessary to perform such services as may, from time to time, be required by Lender in connection with the Loan, this Agreement or the Property.

         13. Defaults by Borrower or Guarantor. In addition to the Events of Default set forth in the Deeds of Trust, the occurrence of any of the following shall also constitute an "Event of Default":

                  (a) Construction Delays. As to any Construction Project, Lender or Consulting Engineer shall have determined that construction of the Improvements has fallen thirty (30) or more days behind the Construction Schedule approved by Lender, and such construction has not been rescheduled in a manner acceptable to Lender and Consulting Engineer within ten (10) days after Lender's or Consulting Engineer's determination, unless such construction shall have fallen behind schedule for reasons solely beyond Borrower's control, financial inability excepted, in which case Borrower shall resume work immediately after the reason for such cessation shall have terminated; provided, however, under no circumstance shall any delay result in the extension of the

Construction Project Maturity Date or shall construction fall more than sixty
(60) days behind the Construction Schedule, regardless of the cause therefor; or

                  (b) Failure of Condition. As to any Construction Project, the inability of Borrower to satisfy any condition for the receipt of a Disbursement of an Advance hereunder and failure to resolve the situation to the reasonable satisfaction of Lender, for a period in excess of twenty (20) days after written notice from Lender to Borrower demanding such satisfaction.

                  (c) Payment of Indebtedness. Borrower shall default in the due and punctual payment of all or any portion of any installment of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise, and such default shall continue for a period of ten days after written notice thereof by Lender to Borrower.

                  (d) Performance of Obligations. Borrower or Guarantor shall default in the due observance or performance of any of the Obligations other than payment of money and such default shall not be curable, or if curable shall continue for a period of thirty (30) days after written notice thereof from Lender to Borrower (unless such default, if curable, requires work to be performed, acts to be done or conditions to be remedied which by their nature cannot be performed, done or remedied, as the case may be, within such thirty
(30) day period and Borrower shall commence to cure such default within such thirty (30) day period and shall thereafter diligently and continuously process the same to completion but in no event shall the period for cure exceed one hundred twenty (120) days unless otherwise agreed by Lender).

                  (e) Bankruptcy, Receivership, Insolvency, Etc. Voluntary or involuntary proceedings under the Federal Bankruptcy Code, as amended, shall be commenced by or against Borrower or Guarantor, or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted by or against Borrower or Guarantor with respect to all or any part of Borrower's or Guarantor's property under the Federal Bankruptcy Code, as amended, or other law of the United States or of any state or other competent jurisdiction.

                  (f) False Representation. Any representation or warranty made by or on behalf of Borrower or Guarantor in, under or pursuant to this Agreement, the Supplement(s), the Loan Documents, any other agreement between Borrower, Guarantor and Lender, any report, certificate, financial statement or other statement furnished to Lender, shall prove to have been false or misleading in any material respect as of the date on which such representation or warranty was made.

                  (g) Default under Other Agreements. A default shall occur under the Loan Documents, the Permanent Loan, or any other agreement between Borrower and Lender and not cured within the applicable cure period; or any other indebtedness of borrower to lender shall be accelerated under the terms of the instrument evidencing such indebtedness as a result of a default by Borrower; or payment of any other indebtedness of Borrower to Lender which is payable on demand shall be demanded.

                  (h) Judgment. If a final judgment for the payment of money in excess of Twenty-Five Thousand Dollars ($25,000.00) shall be rendered against Borrower or a final judgment for the payment of money in excess of Two Hundred and Fifty Thousand Dollars ($250,000.00) shall be rendered against Guarantor, and either of the same shall remain unpaid for a period of sixty (60) consecutive days during which period execution shall not be effectively stayed.

         14. Remedies. (a) Upon the occurrence of any Event of Default, in addition to those remedies provided in the Deeds of Trust, Lender shall be entitled to terminate its obligation to made Advances hereunder, to take possession of the Property and/or perform any and all work and labor necessary to complete construction of the Improvements for all Construction Projects, in which event expenditures therefor shall be reimbursed by Borrower within five
(5) days of Lender's demand for payment, .declare all sums evidenced by the Note and secured by the other Loan Documents to be immediately due and payable and to enforce all of its rights and remedies contained in this Agreement, the Deeds of Trust, Guaranty and other Loan Documents, or otherwise provided by law or equity. Each right and remedy provided in this Agreement or the other Loan Documents is distinct and cumulative to all other rights or remedies under this Agreement and the other Loan Documents, or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

                  (b) Inspection, Right to Stop Work. As to each Construction Project, Lender and Consulting Engineer shall at all times have the right to enter upon the Property during construction of the Improvements and to directly contact the General Contractor and any subcontractors and materialmen to determine the status of construction and compliance with the provisions of the Loan Documents. If Lender or Consulting Engineer finds the work not to be substantially in accordance with the Plans, or is otherwise unsatisfactory to Lender or Consulting Engineer, Lender shall have the right after notice to the Co-Borrower to stop construction and order the unsatisfactory work replaced by such Co-Borrower at such Co-Borrower's expense and Lender shall not be obligated to make any Disbursement unless or until all construction is satisfactory to Lender and Consulting Engineer. No such action shall affect the Co-Borrower's obligation to complete construction of the Improvements by the Construction Project Maturity Date. None of the foregoing shall imply that Lender is under any duty to supervise or inspect construction or examine any books and records for any Construction Project. Any inspection or examination by Lender is for the sole purpose of protecting Lender's security and preserving Lender's rights under this Agreement. No default or Event of Default of Borrower will be deemed waived by any inspection by Lender. In no event will any inspection by Lender be a representation that there has been or will be compliance with the Plans or that the construction is free from defective materials or workmanship.

                  (c) Power of Attorney. If an Event of Default occurs, Borrower hereby constitutes and appoints Lender its true and lawful attorney in fact with the power and authority, including full power of substitution, to, in its sole discretion, as to each Construction Project: (i) take possession of the Property and complete the Improvements; (ii) use any undisbursed proceeds of the Loan for the purpose of completing the Improvements and/or the payment of interest on the Loan as it becomes due; (iii) make such additions and corrections in the Plans as may be necessary or desirable as Lender deems proper to complete the Improvements; (iv) employ such contractors, subcontractors and agents, architects and inspectors as are required to complete the Improvements; (v) employ watchmen to protect the Property from injury; (vi) pay, settle or compromise all existing bills and claims as Lender deems proper for the completion of the construction of the Improvements or for protection or clearance of title to the Property or for protection of Lender's interest with respect thereto; (vii) prosecute and defend all actions and proceedings in connection with the construction of the Improvements; and (viii) execute, acknowledge and deliver all instruments and documents in the name of Borrower as Lender deems proper which may be necessary or desirable, and to do any and every act with respect to the construction of the Improvements which Borrower might do on its own behalf. This power of attorney is a power coupled with an interest and cannot be revoked.

                  (d) Disclaimer. No Disbursement of an Advance by Lender will cure any default of Borrower or Guarantor unless Lender agrees otherwise in writing. Whether or not Lender elects to employ any or all of the remedies available to it, Lender shall not be liable for the construction of or failure to construct or complete or protect the Property or any portion thereof or for payment of any expenses incurred in connection with the exercise of any remedy available to Lender or for the manner or quality of construction of the Improvements for any Construction Project or for completion of the construction of the Improvements for any Construction Project or for the performance or non-performance of any other obligation of Borrower, except to the extent caused by the gross negligence or willful misconduct of Lender.

         15.      Miscellaneous Provisions.

         (a) Notice. All notices, demands, requests and other communications required under the Loan Documents shall be in writing and shall be deemed to have been properly given if sent by U. S. certified or registered mail, postage prepaid, addressed to the party for whom it is intended at the Borrower's address, the Lender's address, or the Guarantor's address, as the case may be, to the attention of the person indicated below, with copies as indicated below. Any party may designate a change of address by written notice to the other, giving at least ten (10) business days before such change of address is to become effective.

         If to any Co-Borrower:       Applicable Co-Borrower
                                      6415 Idlewild Road, Suite 109
                                      Charlotte, North Carolina 28212
                                      Attention:  Stephen K. Coss

         With a copy to:              Douglas E. Wambach, Esq.
                                      Burke, Warren, MacKay & Serritella, P.C.
                                      22nd Floor, IBM Plaza
                                      330 North Wabash Avenue
                                      Chicago, Illinois 60611-3607

         If to Lender:                Ford Motor Credit Company
                                      The American Road
                                      P. O. Box 6044
                                      Dearborn, Michigan  48121-6044
                                      Attention:  Marlene Martel, Esq.

         With a copy to:              Ford Motor Credit Company
                                      6302 Fairview Road, Suite 500
                                      Charlotte, North Carolina 28210
                                      Attention: Branch Manager
                                      Charlotte Branch

         With a copy to:              Ford Motor Credit Company
                                      1455 Lincoln Parkway, Suite 400
                                      Atlanta, Georgia 30346
                                      Attention:  William J. Beck IV,
                                      National Account Manager

         If to Guarantor:             Sonic Automotive, Inc.
                                      6415 Idlewild Road, Suite 109
                                      Charlotte, North Carolina 28212
                                      Attention:  Theodore M. Wright

                  (b) No Assignment. Borrower shall not assign any of its rights under this Agreement without the prior written consent of Lender, which consent may be granted or denied by Lender in its sole and absolute discretion, and any purported assignment in violation of this Section without such prior written consent shall be void.

                  (c)      Time.  Time is of the essence hereunder.

                  (d) Headings. The captions and headings of various sections of this Agreement are for convenience only and are not to be considered as defining and limiting in any way the scope or intent of the provisions hereof.

                  (e) Successors. This Agreement shall be binding upon and shall inure to the benefit of all successors and permitted assigns of the parties.

                  (f) No Partnership; Indemnity. Lender shall not be deemed to be a partner or joint venturer with Borrower in connection with the Loan or any action taken under this Agreement and Borrower shall indemnify, hold Lender harmless and defend Lender from and against any and all loss, cost, damage, expense or liability, including reasonable attorneys' fees, arising out of or resulting from such a construction of the parties and their relationship or resulting from any actual or alleged defect in the construction of the Improvements. None of the rights granted to Lender under the Loan Documents shall be deemed to diminish or substitute for Borrower's management powers and responsibilities with respect to the Property, and the existence of, and/or Lender's exercise of such rights shall not constitute participation in management by Lender. The provisions of this Section shall survive completion of construction of the Improvements on all Construction Projects and payment of the Loan.

                  (g) Effectiveness. This Agreement shall continue in full force and effect so long as Borrower remains obligated to Lender under the Loan.

                  (h) No Waiver. No failure on Lender's part at any time to require the performance by Borrower of any term of this Agreement shall in any way affect Lender's rights to subsequently enforce such term, nor shall any omission on Lender's part to notify Borrower of any event which with notice or the passage of time or both would constitute an Event of Default be construed as a waiver of such Event of Default or any right or remedy of Lender, nor shall any waiver by Lender of any term hereof be taken or held to be a waiver of any other term hereof.

                  (i) Governing Law. This Agreement shall be interpreted and enforced under the laws of the State of North Carolina.

                  (j) Waiver of Right to Trial by Jury. To facilitate each party's desire to resolve disputes in an efficient and economical manner, each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or any other Loan Documents, or (ii) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement or any other Loan Documents, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether arising in contract or tort or otherwise. Each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                  (k) Complete Agreement. The parties hereto hereby represent and acknowledge that the Loan Documents are fully integrated and contain the complete understanding and agreements of the parties with respect to the Loan and all matters relative thereto and accurately reflect the intentions of the parties. All prior agreements, negotiations, drafts and other extrinsic communications relating thereto have been incorporated into or are superseded by the terms of the Loan Documents and have no further significance or evidentiary effect.

                  (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which together shall constitute one and the same instrument.

                  (m) Lender's Disbursements. All expenditures by Lender permitted under this Agreement, the Supplement(s) and any other Loan Documents shall be deemed to be Disbursements of an Advance for a Construction Project under the Loan from the date made and the Budget for each such Construction Project shall be deemed modified in accordance therewith. In the event the total Disbursements of all Advances for all Construction Projects exceed the maximum amount of the Loan, Borrower and Lender acknowledge and authorize that such excess amount shall be deemed an additional loan to Borrower, payable within five (5) days of Lender's demand for payment, secured by the Deeds of Trust and bearing interest at the Default Rate.

                  (n) Attorneys' Fees. In the event that an attorney be employed or expenses be incurred to compel payment of the Loan or any portion thereof or in connection with any default hereunder or under any other Loan Documents whether or not any action or proceeding is commenced by Lender, Borrower promises to pay all such expenses and attorneys' fees, including but not limited to, attorneys' fees incurred in any bankruptcy (including, without limitation, an action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceedings.

                  (o) Severability. In the event any one or more of the provisions contained in this Agreement, or in any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall at the option of Lender, not affect any other provision of this Agreement, or any such other Loan Documents, and this Agreement and any such other Loan Documents shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein.

                  (p) Set-Off. Without limitation of any other right or remedy of Lender hereunder or provided by law, any indebtedness now or hereafter owing to Lender by Borrower (including, without limitation, any amounts on deposit in any demand, time, savings, or like account maintained by Borrower with Lender) may be offset and applied by Lender hereunder, or under the Note, the or the other Loan Documents.

                  (q) No Violation. Notwithstanding anything in this Agreement or to the contrary, Lender will not be required to make any Disbursement of an Advance or perform any other act under this Agreement if as a result thereof, Lender will violate any law, statute, ordinance, rule, regulation or judicial decision applicable thereto.

                  (r) Limitation on Attorney's Fees. Notwithstanding anything contained in the Agreement or any other current or future document evidencing, securing or otherwise relating to the Obligations of Borrower or Guarantor to Lender, no person shall have any obligation (nor shall any proceeds of any foreclosure be used) to reimburse any other person for attorneys' fees other than those which are:

         1.       Reasonable in amount;

         2.       Determined without reference to any statutory presumption;

         3. Based upon the actual time expended and the standard hourly rate of the attorneys and paralegals performing the tasks.

         Furthermore, no person shall be obligated to reimburse any other person for attorneys' fees of in-house counsel.

         THIS MASTER CONSTRUCTION LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal as of the date first above written.


                            FORD MOTOR CREDIT COMPANY,
                            a Delaware corporation


                            By     /s/ W. J. Beck IV (SEAL)
                                 -------------------
                                 William J. Beck IV,
                                 National Account Manager


                              SRE HOLDING, LLC, a North Carolina
                                       limited liability company,
                              SREALESTATE ARIZONA - 1, LLC,
                                       an Arizona limited liability company,
                              SREALESTATE ARIZONA - 2, LLC,
                                       an Arizona limited liability company,
                              SREALESTATE ARIZONA - 3, LLC,
                                       an Arizona limited liability company,
                              SREALESTATE ARIZONA - 4, LLC,
                                       an Arizona limited liability company,
                              SRE ALABAMA - 1, LLC,
                                       an Alabama limited liability company,
                              SRE ALABAMA - 2, LLC,
                                       an Alabama limited liability company,
                              SRE ALABAMA - 3, LLC,
                                       an Alabama limited liability company,
                              SRE SOUTH CAROLINA - 1, a South
                                       Carolina limited liability company,
                              SRE SOUTH CAROLINA - 2, a South
                                       Carolina limited liability company,
                              SRE VIRGINIA - 1, LLC, a Virginia
                                       limited liability company,
                              SRE TENNESSEE - 1, LLC, a Tennessee
                                       limited liability company,
                              SRE TENNESSEE - 2, LLC, a Tennessee
                                       limited liability company, and
                              SRE TENNESSEE - 3, LLC, a Tennessee
                                       limited liability company

                            By:   /s/ B. Scott Smith (SEAL)
                                  ---------------------
                                        B. Scott Smith, Vice President
                                        of each of the companies

                               Attest:     /s/ Stephen K. Coss
                                        ---------------------------
                                        Stephen K. Coss, Secretary
                                        of each of the companies


                              SRE FLORIDA - 1, LLC, a Florida
                                       limited liability company,
                              SRE FLORIDA - 2, LLC, a Florida
                                       limited liability company,
                              SRE FLORIDA - 3, LLC, a Florida
                                       limited liability company,
                              SRE NEVADA - 1, LLC, a Nevada
                                       limited liability company,
                              SRE NEVADA - 2, LLC, a Nevada
                                       limited liability company, and
                              SRE NEVADA - 3, LLC, a Nevada
                                       limited liability company


                            By:          /s/ B. Scott Smith (SEAL)
                                        ----------------------
                                        B. Scott Smith,
                                        President of each of the companies


                               Attest:     /s/ Stephen K. Coss
                                        ----------------------
                                        Stephen K. Coss,
                                        Secretary of each of the companies

                            SRE GEORGIA - 1, L.P.,
                                     a Georgia limited partnership,
                            SRE GEORGIA - 2, L.P.,
                                     a Georgia limited partnership, and
                            SRE GEORGIA - 3, L.P.,
                                     a Georgia limited partnership


                            By:      SONIC AUTOMOTIVE OF
                                     GEORGIA, INC., a Georgia
                                     corporation, the General Partner of
                                     each of the partnerships


                                     By:         /s/ B. Scott Smith   (SEAL)
                                              -----------------------
                                              B. Scott Smith,
                                              Vice President

                                     Attest:     /s/ Stephen K. Coss
                                              -----------------------
                                              Stephen K. Coss,
                                              Secretary


                            SRE TEXAS - 1, L.P.,
                                     a Texas limited partnership,
                            SRE TEXAS - 2, L.P.,
                                     a Texas limited partnership, and
                            SRE TEXAS - 3, L.P.,
                                     a Texas limited partnership


                            By:      SONIC OF TEXAS, INC.,
                                     a Texas corporation, the
                                     General Partner of each of the
                                     Partnerships

                                     By:        /s/ B. Scott Smith (SEAL)
                                              --------------------
                                              B. Scott Smith,
                                              Vice President

                                     Attest:     /s/ Stephen K. Coss
                                              ----------------------
                                              Stephen K. Coss,
                                              Secretary

Guarantor joins in the execution of this Agreement for the purpose of acknowledging and agreeing to the provisions contained herein applicable to the Guarantor.


                            SONIC AUTOMOTIVE, INC.,
                            A Delaware corporation

                            By:            B. Scott Smith  (SEAL)
                                       -------------------
                                       B. Scott Smith, President

                            Attest;       /s/ Stephen K. Coss
                                       ----------------------
                                       Stephen K. Coss, Secretary

                                   SCHEDULE 1



1.       SRE Alabama - 1, LLC, an Alabama limited liability company

2.       SRE Alabama - 2, LLC, an Alabama limited liability company

3.       SRE Alabama - 3, LLC, an Alabama limited liability company

4.       SRealEstate Arizona - 1, LLC, an Arizona limited liability company

5.       SRealEstate Arizona - 2, LLC, an Arizona limited liability company

6.       SRealEstate Arizona - 3, LLC, an Arizona limited liability company

7.       SRealEstate Arizona - 4, LLC, an Arizona limited liability company

8.       SRE Florida - 1, LLC, a Florida limited liability company

9.       SRE Florida - 2, LLC, a Florida limited liability company

10.      SRE Florida - 3, LLC, a Florida limited liability company

11.      SRE Georgia - 1, L.P., a Georgia limited partnership

12.      SRE Georgia - 2, L.P., a Georgia limited partnership

13.      SRE Georgia - 3, L.P., a Georgia limited partnership

14.      SRE Holding, LLC, a North Carolina limited liability company

15.      SRE Nevada - 1, LLC, a Nevada limited liability company

16.      SRE Nevada - 2, LLC, a Nevada limited liability company

17.      SRE Nevada - 3, LLC, a Nevada limited liability company

18.      SRE South Carolina - 1, LLC, a South Carolina limited liability company

19.      SRE South Carolina - 2, LLC, a South Carolina limited liability company

20.      SRE Tennessee - 1, LLC, a Tennessee limited liability company

21.      SRE Tennessee - 2, LLC, a Tennessee limited liability company

22.      SRE Tennessee - 3, LLC, a Tennessee limited liability company

23.      SRE Texas - 1, L.P., a Texas limited partnership

24.      SRE Texas - 2, L.P., a Texas limited partnership

25.      SRE Texas - 3, L.P., a Texas limited partnership

26.      SRE Virginia - 1, LLC, a Virginia limited liability company